UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351

(Registrant's telephone number, including area code)

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on June 6, 2025, Know Labs, Inc. (the “Company”), entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) with Goldeneye 1995 LLC (the “Buyer”), whereby the Company has agreed to issue an amount of shares of the Company’s common stock, par value $0.001 per share to the Buyer in a private placement (the “Private Placement”) equal to the Purchase Price (as defined in the Securities Purchase Agreement).

In connection with the Private Placement, on July 28, 2025 (the “Effective Date”), the Company and the Buyer entered into a Promissory Note (the “Bridge Note”), pursuant to which the Buyer has agreed to loan the Company an aggregate amount of up to $350,000 (the “Bridge Loan”), to be paid as follows:

•	an initial term loan in the principal amount of $90,000 upon the Effective Date; and

•	additional term loans during the term from the Effective Date through the Maturity Date (as defined below), in the principal amount of up to $260,000.

The Bridge Loan will be due and payable in full, together with all accrued and unpaid interest thereon on the earlier of (i) January 28, 2026 (the “Maturity Date”) or (ii) demand by the Buyer. Additionally, the Bridge Loan will accrue interest on a daily basis at a rate equal to 12% per annum, on the unpaid principal balance of the Bridge Loan then outstanding (calculated on the basis of a 365-day year).

In the event that the Company (i) fails to pay timely any of the principal or accrued interest due under the Bridge Note, (ii) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing or (iii) an involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company (each an “Event of Default), then upon such Event of Default, at the option of the Buyer, the Bridge Loan shall accelerate and all principal and unpaid accrued interest shall become immediately due and payable.

The foregoing description of the Bridge Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Note, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03, and is qualified in its entirety by reference to the full text of the Bridge Note, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

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Important Information and Where to Find it

This communication relates to a proposed transaction between the Company and the Buyer. In connection with this proposed transaction, the Company has filed a proxy statement on Schedule 14A or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.knowlabs.co/ or by contacting the Company’s primary investor relations contact by email at ask@knowlabs.co or by phone at (206) 903-1351.

Participants in Solicitation

The Company, its respective directors and certain of its respective executive officers, the Buyer and Mr. Greg Kidd may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company, their ownership of its common stock, and transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, which was filed with the SEC on November 14, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1074828/000165495424014480/knwn_10k.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions”, which was filed with the SEC on August 12, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1074828/000165495424010344/knwn_def14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements.

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” strategy,” “future,” “likely,” “may,”, “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the current intent, beliefs, expectations and assumptions of the Company, its directors or its officers regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of its control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. No forward-looking statement is a guarantee of future performance. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of Bitcoin and any associated impairment charges that the Company may incur as a result of a decrease in the market price of Bitcoin below the value at which the Company’s Bitcoin are carried on its balance sheet; (ii) the effect of and uncertainties related the ongoing volatility in interest rates; (iii) the Company’s ability to achieve and maintain profitability in the future; (iv) the timing to consummate the proposed transaction; (v) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; (vi) the impact of the regulatory environment on the Company’s business and complexities with compliance related to such environment including changes in securities laws or other laws or regulations; (vii) changes in the accounting treatment relating to the Company’s Bitcoin holdings; (viii) the Company’s ability to respond to general economic conditions; (ix) the Company’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; (x) the Company’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth and (xi) other risks and uncertainties more fully in the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2024, Forms 10-Q and 8-K, and other reports file with the SEC from time to time. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this announcement are only made as of this date, and the Company undertakes no duty to update such information after the date of this announcement except as required under applicable law.

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Item 9.01 Financial Statements and Exhibits.

(d)	The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Promissory Note, dated July 28, 2025, by and between Know Labs, Inc. and Goldeneye 1995 LLC.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KNOW LABS, INC.

Date: July 30, 2025	By:	/s/ Ronald P. Erickson
	Name:	Ronald P. Erickson
	Title:	Chief Executive Officer

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